EXECUTION VERSION
DATED: March 6, 2023
DEED OF SETTLEMENT AND RELEASE
NEIL GREENSPAN,
GREENLIGHT REINSURANCE, LTD.,
AND
GREENLIGHT CAPITAL RE, LTD.
DEED OF SETTLEMENT AND RELEASE
This Deed of Settlement and Release is made the 6 of March, 2023
BETWEEN:
(1)    NEIL GREENSPAN of the United States (the “Employee”);
(2)    GREENLIGHT REINSURANCE, LTD of 65 Market Street, Suite 1207, Jasmine Court, Camana Bay, Grand Cayman, KY1-1205, Cayman Islands; and
(3)    GREENLIGHT CAPITAL RE, LTD of 65 Market Street, Suite 1207, Jasmine Court, Camana Bay, Grand Cayman, KY1-1205, Cayman Islands (together with Greenlight Reinsurance Ltd, the “Employers”) (each a “Party” and together “the Parties”).
WHEREAS:
(A)    The Employee is employed as Chief Financial Officer of each of the Employers (the “Employment”) and is party to an Employment Agreement dated December 3, 2018, as subsequently amended September 2, 2019 (the “Contract”);
(B)    The Parties have agreed to terminate the Employment by mutual consent effective March 31, 2023 (the “Termination Date”); and
(C)    The Parties now wish to settle all matters between them and have agreed to a full and final settlement on the terms and conditions contained in this Deed and have agreed to enter into this Deed in consideration of the mutual covenants and other valuable consideration set out below.
IT IS NOW AGREED AND THIS DEED WITNESSES AS FOLLOWS:
1.    Definitions
1.1    In this Deed, unless otherwise indicated, the following expressions shall bear the following meanings:
(a)    “Associated Entities” means the Employers and each and all of their respective current, previous, and future parent companies, direct or indirect subsidiaries, and affiliates;
(b)    “Claims” means all causes of action, matters, and disputes arising from or related to the Employment or the termination thereof, or otherwise arising between the Parties, whether known

EXECUTION VERSION
or unknown, that exist (or may exist) as at the date of execution of this Deed including but not limited to:
(i)    Any and all actions, causes of action, claims, covenants, contracts and/or controversies in any jurisdiction of whatsoever character howsoever arising whether in law, equity or otherwise;
(ii)    Unfair dismissal pursuant to part VII of the Labour Act (2021 Revision) (the “Labour Act”) or any successor legislation;
(iii)    Severance pay pursuant to part V of the Labour Act or any successor legislation;
(iv)    Wrongful or constructive dismissal in respect of the Employment howsoever arising;
(v)    Contractual entitlement in respect of salary, commission, accrued holiday pay, overtime, notice, severance, other benefits, or otherwise arising out of or in connection with the Contract (as amended) or Employment, including for the avoidance of doubt any discretionary bonus; and
(vi)    Discrimination howsoever arising or of any nature.
(c)    References to recitals and clauses are references to the recitals to and clauses of this Deed;
(d)    Headings to clauses and the use of bold type are for convenience only and shall not affect the interpretation or construction of this Deed; and
(e)    Words in the singular include the plural and vice versa.
1.2    Should any provision of this Deed require interpretation it is agreed by the Parties that such interpretation shall not be subject to a presumption that the Deed is to be construed more strictly against the party who prepared the Deed.
2.    Agreement and Release by the Employee
2.1    The Parties hereby agree that the Employment shall terminate by mutual consent and without further notice as of the Termination Date, at which time the Employee shall cease to be employed by the Employers.
2.2    The Employee agrees and undertakes to resign as of the Termination Date from all officer, board, committee, and other appointments or positions held in respect of the Employers and their Associated Entities. In the event that the Employee fails to resign in accordance with this clause the Employee hereby irrevocably grants a power of attorney to the Employers empowering them to execute the necessary instruments of resignation on the Employee’s behalf.
2.3    The Employee agrees that other than as set forth in Section 3, below, the Employee hereby:
(a)    Releases each and all of the Employers and their Associated Entities (collectively, the “Companies”), and each and all of the Companies’ respective servants, agents, directors, officers, employees, partners, equityholders, investors, and representatives (collectively, with the Companies, the “Releasees”) from all and any Claims howsoever arising, whether under Cayman Islands, United States, New York, Irish, or other law, whether under any statute, regulation, ordinance, constitution, treaty, contract (including, but not limited to, under the Greenlight Capital Re, Ltd.’s Compensation Plan (the “Compensation Plan”), the Greenlight Capital Re, Ltd. Short-Term Incentive Plan (the “STIP”), and the Greenlight Capital Re, Ltd. Amended and

EXECUTION VERSION
Restated 2004 Stock Incentive Plan, as may be amended from time to time (the “LTIP”)), common law, or otherwise, and whether such Claims are accrued or contingent;
(b)    Undertakes and covenants not to assert any Claims or commence legal proceedings in respect of such claims against any of the Releasees at any time in any forum or any jurisdiction (including without limitation the Director of Labour, the Department of Employment Relations or a Labour Tribunal in the Cayman Islands or the Grand Court of the Cayman Islands);
(c)    Undertakes and covenants to comply with the terms of Sections 10, 11, 13 and 14 of the Contract (collectively, the “Surviving Provisions”), which the Employee agrees survive the Employee’s termination, and acknowledges that such terms are enforceable in their entirety;
(d)    Undertakes and covenants that before and after the Termination Date, the Employee will reasonably cooperate with the Companies, in connection with (i) the smooth transition of the Employee’s role and responsibilities, as directed by the Employers, including by promptly responding to requests for information, (ii) any actual or threatened investigation, administrative proceeding, or litigation relating to any matter that occurred during the Employment in which the Employee was involved or of which the Employee has knowledge, and (iii) any other internal or external review of the Companies, including by any regulator or agency, or any actual or threatened arbitration; provided that the Companies will attempt to schedule the Employee’s cooperation for mutually agreeable times and locations in a manner that does not unduly interfere with the Employee’s personal or professional pursuits and will reimburse the Employee for any reasonable pre-approved out-of-pocket expenses the Employee incurs in connection with such cooperation. The Employee will render the Employee’s cooperation under this paragraph without requiring a subpoena, and will do so honestly, truthfully, forthrightly, and completely, including supplying relevant documents and information in the Employee’s possession, custody, or control;
(e)    Agrees and confirms that, except as set forth in Sections 3.1(a)-(c), 3.2, 3.3, and 3.4 below, none of the Releasees owes the Employee any wages, bonuses (including, but not limited to, any quantitative bonuses (for 2017, 2018, 2019, 2020, or any other year) or other such bonuses or compensation or benefits under the Compensation Plan or STIP or otherwise), pro-rated bonuses (for 2023 or any other year), equity compensation, stock options, restricted shares, sick pay, vacation or holiday pay, severance pay, relocation or moving costs, notice pay, pension contribution, equity award (including, but not limited to, any equity awards under the LTIP or otherwise), or any other compensation, payment, amount, benefit, or interest whatsoever. For the avoidance of doubt, Employee acknowledges and agrees that as of the Termination Date, all unvested shares, unvested restricted stock units, and any other unvested equity or equity-based awards granted under the LTIP will be automatically forfeited for no consideration; and
(f)    Confirms and acknowledges that the Employee has not suffered any known workplace injury or occupational disease and that the Employee has not been victimised in consequence of reporting any wrongdoing relating in any way to the Employment.
2.4    In the event that the Employee breaches any material provision of this Deed, the Post-Employment Release (as defined below), or the Surviving Provisions or pursues or encourages any Claim against any of the Releasees, (i) the Employers shall have no further obligations to the Employee under this Deed or otherwise (including, but not limited to, any obligation to provide the payments or other consideration set forth in Section 3 of this Deed), (ii) the Employers will be entitled to recoup all payments and consideration previously provided to the Employee under Section 3 of this Deed, plus legal fees and costs it incurs in recouping such amounts, except the amount of $500, (iii) the Employee agrees to indemnify without limitation such parties for any losses suffered as a result thereof, including but not limited to advancing all of their legal and professional fees with respect to such matter(s), (iv) the Employers shall have all rights and

EXECUTION VERSION
remedies available to it under this Deed and any applicable law or equitable theory, and (v) all of the Employee’s promises, covenants, representation, and warranties under this Deed, and under the Surviving Provisions, will remain in full force and effect; provided, however, that action pursuant to clauses (i) and (ii) of this Section 2.4 shall only be taken by the Employers if approved by the board of directors of Greenlight Capital Re, Ltd. or a designated committee thereof comprised of independent directors. Further, in the event the Employers breach any material provision of this Deed (including but not limited to Section 10.2), the Employee shall have all rights and remedies available under applicable law.
2.5    In signing this Deed the Employee acknowledges that the Employee has read and understood this Deed and has obtained or had the opportunity to obtain independent legal advice in relation thereto. The Employee further acknowledges that the Employee signs this Deed voluntarily and understands that the Deed contains a full and final release of all claims that the Employee has or may have against any of the Releasees.
2.6    The Employee shall not commence or maintain, or procure, assist, encourage, support or otherwise participate in the commencement or continuance of, any proceedings in respect of the Claims, except, for the avoidance of doubt, for the purpose of enforcing this Deed.
2.7.    The Employee agrees that as a material condition of receiving the benefits hereunder, including the benefits set forth in Section 3, the Employee agrees to execute the release attached hereto as Annex A (the “Post-Employment Release”) within ten (10) days following the Termination Date.
3.    Agreement by the Employers
3.1    Conditional upon the Employee executing this Deed on the date hereof and complying with all of the terms hereof and with the Surviving Provisions:
(a)    the Employers shall pay the Employee a separation payment in the amount of (i) $61,644 (US), less applicable taxes and deductions, payable within two and one half months following the Termination Date and (ii) $750,000 (US), less applicable taxes and deductions, payable over twelve (12) months in substantially equal monthly installments commencing on the sixtieth (60th) day after the Termination Date;
(b)    the Employers shall pay the Employee a payment equivalent to statutory severance in the amount of $38,462 (US), less applicable taxes and deductions, payable within two and one half months following the Termination Date; and
(c)    the Employers shall pay the Employee a payment in the amount of $95,000 (US) for relocation expenses, payable within 15 days following the Termination Date.
3.2    The Employers shall pay the Employee for any accrued but unused vacation (if any), in accordance with the Employers’ vacation policy.
3.3    The Employers shall reimburse the Employee for any as-yet unreimbursed business expenses that were properly accrued prior to the Termination Date, in accordance with the terms and conditions of the Employers’ expense reimbursement policy. For avoidance of doubt, the Employee will not receive reimbursement or payment of any moving or relocation expenses, and is waiving and releasing all claims to any such expenses.
3.4    The Employee shall remain eligible under the STIP for a bonus, if any, for the 2022 Plan Year (as defined in the STIP), in accordance with the terms and conditions of the STIP.

EXECUTION VERSION
3.5    Nothing in this Deed shall be construed to waive or release any right to indemnification the Employee otherwise would have under any applicable by-law, duly-executed agreement, or insurance policy with respect to claims threatened or brought against Employee by any third parties.
4.    No Admission
4.1    Entry into this Deed and performance of the obligations hereunder shall not constitute an admission of liability howsoever arising by any Party.
5.    Absolute Bar
5.1    This Deed may be pleaded and tendered by any Party as an absolute bar and defence to any proceeding brought in breach of the terms of this Deed.
6.    Further Assurances and Acknowledgments
6.1    The Parties shall (at their own cost) do and execute or procure to be done and executed all necessary acts, agreements, instruments, deeds, documents and things reasonably within their power to give effect to and carry out this Deed and its intents and purposes, and the Parties shall co-operate to the fullest extent practicable to that end.
7.    Warranties and Representations
7.1    Each Party hereby separately represents and warrants to the other Party that:
(a)    it has taken all necessary actions to authorize and approve its entry into this Deed and the execution of the same;
(b)    all necessary authorizations and approvals for the performance of its obligations hereunder have been obtained and remain in force;
(c)    its entry and the performance of its obligations under this Deed will not violate any provision of its constitutive documents or any provision of any law applicable to it, nor conflict with or breach or require any consent under any agreement or instrument to which it is party or by which it is or any of its assets or properties is bound; and
(d)    this Deed has been duly executed by it and constitutes a valid and legally binding obligation which is enforceable against it in accordance with its terms.
8.    Warranties Concerning Claims
8.1    Each Party hereby separately represents and warrants to the other Party that:
(a)    it is the sole and lawful owner of all right, title, and interest in and to each and every Claim which such Party settles herein and in respect of which a waiver, release and discharge is given under this Deed; and
(b)    it has not assigned, transferred or conveyed, or purported to assign, transfer or convey, any Claim or any rights in respect of a Claim to any person who is not a party to this Deed.

EXECUTION VERSION
9.    Confidentiality
9.1    The Parties to this Deed agree that the negotiations, correspondence and discussions which led to this Deed shall remain strictly confidential, unless any Party is under an applicable legal or fiduciary duty of disclosure. Any party under such a duty of disclosure with respect to this Deed shall, to the extent permitted by law, provide the other party with prior written notice of such disclosure so that the other party may take, if appropriate, steps to defend its rights under this clause. It is understood by the Parties that this Deed will be filed in a Form 8-K with the U.S. Securities and Exchange Commission.
10.    Post-employment Obligations
10.1    The Surviving Provisions (as modified herein) are explicitly incorporated into this Deed by reference. The Employee hereby acknowledges and agrees that the foregoing provisions are enforceable in full and waives any objections thereto.
10.2    The Employee acknowledges and agrees that Employee will not defame or criticize the services, business, integrity, veracity or personal or professional reputation of the Employers or any of their respective affiliates (the “Group”) and any of the Groups’ respective officers, directors, partners, executives or agents thereof in either a professional or personal manner at any time. The Employers acknowledge and agree that they will instruct their directors and senior officers not to defame, criticize or make any untruthful or disparaging statements regarding the services, integrity, veracity or personal or professional reputation of the Employee in either a professional or personal manner at any time. The Employee and Employers acknowledge and agree that Section 13 (Enforcement) of the Contract shall apply to this Section 10.2.
11.    Return of Property
11.1    Except as otherwise instructed by the Company, the Employee agrees and undertakes to
(a)    immediately deliver to the custody of the Employers all originals and copies of any documents and other property of the Employers which are in the Employee’s possession, under the Employee’s control or to which he may have access; and
(b)    immediately delete permanently and irretrievably any electronic material (howsoever stored) within the Employee’s possession, control or to which the Employee may have access belonging to the Employers or relating in any way to the Employers’ business.
Notwithstanding the foregoing, the Employee may retain and convert to personal use the Employee’s cell phone number provided by the Employers following the Termination Date.
12.    Entire Agreement
12.1    This Deed, the Post-Employment Release, which is incorporated into this Deed by reference, and the Surviving Provisions of the Contract form the entire agreement and understanding between the Parties relating to the subject matter of this Deed and supersedes and extinguishes any previous agreement or understanding between the Parties in relation to all or any such matters.
12.2    Each Party acknowledges that in entering into this Deed (and any documents referred to in it) it does not rely on, and shall have no remedy in respect of, any representation, warranty or undertaking in writing or otherwise made or given by any person whatsoever which is not expressly set out in this Deed.

EXECUTION VERSION
13.    Variation
13.1    No provision of this Deed shall be deemed varied, waived, amended or modified by either Party, unless such variation, waiver, amendment or modification is made in writing and signed by each Party.
14.    Counterparts
14.1    This Deed may be executed in any number of counterparts, each of which shall be an original, and any one of which shall be deemed to be validly executed if evidenced by a facsimile or electronic copy of the executing Party’s signature which shall operate with the same effect as if the signatures thereto were on the same instrument. For the avoidance of doubt, each Party shall be required to sign only one copy of this Deed.
15.    Successors and Assigns
15.1    This Deed shall inure to the benefit of and be binding upon the successors of each Party to this Deed.
15.2    This Deed is personal to the Parties and shall not be capable of assignment save as provided by clause 15.1 above.
16.    Severability
16.1    If any of the provisions of this Deed is found by an arbitrator or court of competent jurisdiction to be void or unenforceable, it shall be deemed to be deleted from this Deed and the remaining provisions shall continue to apply, unless the severed portion is essential to the intended purpose of this Deed, in which case the party who was to receive the benefit of the severed portion has the option to void the Deed insofar as it relates to them.
17.    Governing Law and Jurisdiction
17.1    The Parties agree that any disputes hereunder shall be resolved in accordance with Sections 13 and 14 of the Contract.
17.2     This Deed of Settlement and Release shall be governed by and construed in accordance with the laws of the Cayman Islands without regard to any conflicts of laws principles thereof that would call for the application of the laws of any other jurisdiction.
[Signature Pages Follow]

IN WITNESS WHEREOF the Parties hereto have executed this Deed on the date and year first above written.

SIGNED AS A DEED by NEIL GREENSPAN in the presence of:	) ) ) )	/s/ NEIL GREENSPAN Signature
/s/ FARAMARZ ROMER
Signature of Witness
Name:    FARAMARZ ROMER
Address: Greenlight Re, 65 Market Street, Suite 1207, Jasmine Court, Camana Bay, Grand Cayman, Cayman Islands
Occupation: Chief Accounting Officer & Treasurer

/s/ SHERRY DIAZ
Signature of Witness
Name:    SHERRY DIAZ
Address: Greenlight Re, 65 Market Street, Suite 1207, Jasmine Court, Camana Bay, Grand Cayman, Cayman Islands
Occupation: Controller
Deed of Settlement and Release (N. Greenspan) – Signature Pages

EXECUTED AS A DEED by GREENLIGHT REINSURANCE LTD	) ) ) ) ) ) ) )	/s/ FARAMARZ ROMER Duly Authorized Signatory Name: FARAMARZ ROMER Title: Chief Accounting Officer & Treasurer /s/ SIMON BURTON Duly Authorized Signatory Name: SIMON BURTON Title: Chief Executive Officer

in the presence of:
/s/ NEIL GREENSPAN
Signature of Witness
Name:    NEIL GREENSPAN
Address: Greenlight Re, 65 Market Street, Suite 1207, Jasmine Court, Camana Bay, Grand Cayman, Cayman Islands
Occupation: Chief Financial Officer
/s/ SHERRY DIAZ
Signature of Witness
Name:    SHERRY DIAZ
Address: Greenlight Re, 65 Market Street, Suite 1207, Jasmine Court, Camana Bay, Grand Cayman, Cayman Islands
Occupation: Controller
Deed of Settlement and Release (N. Greenspan) – Signature Pages

EXECUTED AS A DEED by GREENLIGHT CAPITAL RE LTD	) ) ) ) ) ) ) )	/s/ FARAMARZ ROMER Duly Authorized Signatory Name: FARAMARZ ROMER Title: Chief Accounting Officer & Treasurer /s/ SIMON BURTON Duly Authorized Signatory Name: SIMON BURTON Title: Chief Executive Officer

in the presence of:
/s/ NEIL GREENSPAN
Signature of Witness
Name:    NEIL GREENSPAN
Address: Greenlight Re, 65 Market Street, Suite 1207, Jasmine Court, Camana Bay, Grand Cayman, Cayman Islands
Occupation: Chief Financial Officer
/s/ SHERRY DIAZ
Signature of Witness
Name:    SHERRY DIAZ
Address: Greenlight Re, 65 Market Street, Suite 1207, Jasmine Court, Camana Bay, Grand Cayman, Cayman Islands
Occupation: Controller
Deed of Settlement and Release (N. Greenspan)

Annex A
POST-EMPLOYMENT RELEASE

DATED: [●], 2023
POST-EMPLOYMENT RELEASE
NEIL GREENSPAN,
GREENLIGHT REINSURANCE, LTD.,
AND
GREENLIGHT CAPITAL RE, LTD.
POST-EMPLOYMENT RELEASE
This Post-Employment Release is made the [●] of [●] 2023.
BETWEEN:
(1)    NEIL GREENSPAN of the United States (the “Employee”);
(2)    GREENLIGHT REINSURANCE, LTD of 65 Market Street, Suite 1207, Jasmine Court, Camana Bay, Grand Cayman, KY1-1205, Cayman Islands; and
(3)    GREENLIGHT CAPITAL RE, LTD of 65 Market Street, Suite 1207, Jasmine Court, Camana Bay, Grand Cayman, KY1-1205, Cayman Islands (together with Greenlight Reinsurance Ltd, the “Employers”) (Each a “Party” and together “the Parties”).
WHEREAS:
(A)    The Employee was employed as Chief Financial Officer of the Employers (the “Employment”) and is party to an Employment Agreement dated December 3, 2018, as subsequently amended September 2, 2019 (the “Contract”); and
(B)    The Parties agreed to terminate the Employment by mutual consent effective March 31, 2023 (the “Termination Date”) and have entered into a Deed of Settlement and Release dated March 6, 2023 (the “Deed of Settlement”) to which this Post-Employment Release (the “Post-Employment Release”) is an Annex, and as a precondition to the Employee’s receipt of the benefits provided in Section 3 of the Deed of Settlement:
IT IS NOW AGREED AND THIS POST-EMPLOYMENT RELEASE WITNESSES AS FOLLOWS:
1.    Definitions
1.1    All capitalized terms utilized but not defined herein shall have the same meanings ascribed to them in the Deed of Settlement.
1.2    “Claims” means all causes of action, matters, and disputes arising from or related to the Employment or the termination thereof, or otherwise arising between the Parties, whether known

Annex A - Post-Employment Release (N. Greenspan)

or unknown, that exist (or may exist) as at the date of execution of this Post-Employment Release including but not limited to:
(i)    Any and all actions, causes of action, claims, covenants, contracts and/or controversies in any jurisdiction of whatsoever character howsoever arising whether in law, equity or otherwise;
(ii)    Unfair dismissal pursuant to part VII of the Labour Act (2021 Revision) (the “Labour Act”) or any successor legislation;
(iii)    Severance pay pursuant to part V of the Labour Act or any successor legislation;
(iv)    Wrongful or constructive dismissal in respect of the Employment howsoever arising;
(v)    Contractual entitlement in respect of salary, commission, accrued holiday pay, overtime, notice, severance, equity and equity-based compensation (including, but not limited to, awards granted under the LTIP), other benefits, or otherwise arising out of or in connection with the Contract (as amended) or Employment, including for the avoidance of doubt any discretionary bonus and any bonus under the Compensation Plan or STIP or otherwise; and
(vi)    Discrimination howsoever arising or of any nature.
(c)    References to recitals and clauses are references to the recitals to and clauses of this Deed;
(d)    Headings to clauses and the use of bold type are for convenience only and shall not affect the interpretation or construction of this Deed; and
(e)    Words in the singular include the plural and vice versa.
2.    Agreement and Release by the Employee
2.1    The Employee agrees that other than as set forth in Section 3 of the Deed of Settlement, the Employee hereby:
(a)    Releases the Releasees from all and any Claims howsoever arising, whether under Cayman Islands, United States, New York, Irish, or other law, whether under any statute, regulation, ordinance, constitution, treaty, contract (including, but not limited to, under the Compensation Plan, the STIP, and the LTIP), common law, or otherwise, and whether such Claims are accrued or contingent;
(b)    Undertakes and covenants not to assert any Claims or commence legal proceedings in respect of such claims against any of the Releasees at any time in any forum or any jurisdiction (including without limitation the Director of Labour, the Department of Employment Relations or a Labour Tribunal in the Cayman Islands or the Grand Court of the Cayman Islands);
(c)    Undertakes and covenants to comply with the Surviving Provisions, which the Employee agrees survives the Employee’s termination, and acknowledges that such terms are enforceable in their entirety;
(d)    Undertakes and covenants that after the Termination Date, the Employee will reasonably cooperate with the Employers and their Associated Entities, in connection with (i) the smooth transition of the Employee’s role and responsibilities, as directed by the Employers, including by promptly responding to requests for information, (ii) any actual or threatened investigation, administrative proceeding, or litigation relating to any matter that occurred during the
Annex A - Post-Employment Release (N. Greenspan)

Employment in which the Employee was involved or of which the Employee has knowledge, and (iii) any other internal or external review of the Companies, including by any regulator or agency, or any actual or threatened arbitration; provided that the Companies will attempt to schedule the Employee’s cooperation for mutually agreeable times and locations in a manner that does not unduly interfere with the Employee’s personal or professional pursuits and will reimburse the Employee for any reasonable pre-approved out-of-pocket expenses the Employee incurs in connection with such cooperation. The Employee will render the Employee’s cooperation under this paragraph without requiring a subpoena, and will do so honestly, truthfully, forthrightly, and completely, including supplying relevant documents and information in the Employee’s possession, custody, or control;
(e)    Agrees and confirms that, except as set forth in Sections 3.1(a)-(c), 3.2, and 3.3 of the Deed of Settlement, none of the Releasees owes the Employee any wages, bonuses (including, but not limited to, any quantitative bonuses (for 2017, 2018, 2019, 2020, or any other year) or other such bonuses or compensation or benefits under the Compensation Plan or STIP (for 2022 or 2023) or otherwise), pro-rated bonuses (for 2023 or any other year), equity compensation, stock options, restricted shares, sick pay, vacation or holiday pay, severance pay, relocation or moving costs, notice pay, pension contribution, equity award (including, but not limited to, any equity awards under the LTIP or otherwise), or any other compensation, payment, amount, benefit, or interest whatsoever. For the avoidance of doubt, Employee acknowledges and agrees that as of the Termination Date, all unvested shares, restricted stock units, and any other unvested equity or equity-based awards granted under the LTIP will be automatically forfeited for no consideration; and
(f)    Confirms and acknowledges that the Employee has not suffered any known workplace injury or occupational disease and that the Employee has not been victimised in consequence of reporting any wrongdoing relating in any way to the Employment.
2.2    In the event that the Employee breaches any material provision of this Post-Employment Release, the Deed of Settlement, or the Surviving Provisions or pursues or encourages any Claim against any of the Releasees, (i) the Employers shall have no further obligations to the Employee under the Deed of Settlement or otherwise (including, but not limited to, any obligation to provide the payments or other consideration set forth in Section 3 of the Deed of Settlement), (ii) the Employers will be entitled to recoup all payments and consideration previously provided to the Employee under Section 3 of the Deed of Settlement, plus legal fees and costs is incurs in recouping such amounts, except the amount of $500, (iii) the Employee agrees to indemnify without limitation such parties for any losses suffered as a result thereof, including but not limited to advancing all of their legal and professional fees with respect to such matter(s), (iv) the Employers shall have all rights and remedies available to it under this Post-Employment Release and the Deed of Settlement and any applicable law or equitable theory, and (v) all of the Employee’s promises, covenants, representation, and warranties under this Post-Employment Release, the Deed of Settlement, and under the Surviving Provisions, will remain in full force and effect; provided, however, that action pursuant to clauses (i) and (ii) of this Section 2.2 shall only be taken by the Employers if approved by the board of directors of Greenlight Capital Re, Ltd. or a designated committee thereof comprised of independent directors. Further, in the event the Employers breach any material provision of this Post-Employment Release, the Employee shall have all rights and remedies available under applicable law.
2.3. The Employee shall not commence or maintain, or procure, assist, encourage, support or otherwise participate in the commencement or continuance of, any proceedings in respect of the Claims, except, for the avoidance of doubt, for the purpose of enforcing the Deed of Settlement.
3.    No Admission
Annex A - Post-Employment Release (N. Greenspan)

3.1    Entry into this Post-Employment Release and performance of the obligations hereunder shall not constitute an admission of liability howsoever arising by any Party.
4.    Absolute Bar
4.1    This Post-Employment Release may be pleaded and tendered by any Party as an absolute bar and defence to any proceeding brought in breach of the terms of this Post-Employment Release.
5.    Counterparts
5.1    This Post-Employment Release may be executed in any number of counterparts, each of which shall be an original, and any one of which shall be deemed to be validly executed if evidenced by a facsimile or electronic copy of the executing Party’s signature which shall operate with the same effect as if the signatures thereto were on the same instrument. For the avoidance of doubt, each Party shall be required to sign only one copy of this Post-Employment Release.

[Signature Pages Follow]

Annex A - Post-Employment Release (N. Greenspan)

SIGNED AS A DEED by NEIL GREENSPAN in the presence of:	) ) ) )	______________________________ Signature

_____________________________________
Signature of Witness
Name:
Address:
Occupation:
______________________________________
Signature of Witness
Name:
Address:
Occupation:

Annex A - Post-Employment Release (N. Greenspan) – Signature Pages

EXECUTED AS A DEED by GREENLIGHT REINSURANCE LTD	) ) ) ) ) ) ) )	______________________________ Duly Authorized Signatory Name: Title: ______________________________ Duly Authorized Signatory Name: Title

in the presence of:
_____________________________________
Signature of Witness
Name:
Address:
Occupation:
______________________________________
Signature of Witness
Name:
Address:
Occupation:
Annex A - Post-Employment Release (N. Greenspan)

EXECUTED AS A DEED by GREENLIGHT CAPITAL RE LTD	) ) ) ) ) ) ) )	______________________________ Duly Authorized Signatory Name: Title: ______________________________ Duly Authorized Signatory Name: Title

in the presence of:
_____________________________________
Signature of Witness
Name:
Address:
Occupation:
______________________________________
Signature of Witness
Name:
Address:
Occupation:
Annex A - Post-Employment Release (N. Greenspan) – Signature Pages